Execution
PREPARED BY:                                                      )
)
Anderson, McCoy & Orta, P.C.                                                      )
100 N. Broadway, Suite 2600                                                                )
Oklahoma City, Oklahoma 73102                                                                )
Attn: H. Anne Nicholson	)
Loan No. 35-8100147)

ASSUMPTION AGREEMENT

This Assumption Agreement (“Assumption Agreement”) is made this _____ of September, 2011, by U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LDP2 (“Noteholder”), CALIFORNIA VALLEY ASSOCIATES, a New York limited partnership (“Borrower”), STEPHEN B. CEJNER, an individual (“Original Guarantor”), NETREIT YUCCA VALLEY, LLC, a Delaware limited liability company (“Assumptor”), and NETREIT, INC., a Maryland corporation (“New Guarantor”).

RECITALS

A.
Noteholder’s predecessor in interest, Artesia Mortgage Capital Corporation, a Delaware corporation (“Original Lender”), made a loan to Borrower in the original principal amount of Three Million, Eight Hundred Fifty Thousand and no/100 Dollars ($3,850,000.00) (“Loan”), under the terms and provisions set forth in the following loan documents, all of which are dated as of February 21, 2005, unless otherwise noted:

1.	Fixed Rate Note (“Note”) in the original principal amount of the Loan, made by Borrower and payable to Original Lender;

2.
Commercial Deed of Trust, Security Agreement, Fixture Filing Financing Statement and Assignment of Rents, Leases, Income and Profits executed by Borrower to Commonwealth Land Title Insurance Company, as trustee, for the benefit of Original Lender which secures the Note and other obligations of Borrower (“Deed of Trust”), and which Deed of Trust was recorded on March 24, 2005, as Document No. 2005-0202686 with the San Bernardino County Recorder, State of  California (“Official Records”), the Original Lender’s interest under which was assigned to Noteholder by instruments recorded on December 27, 2005 as Document No. 2005-0977314, and on February 4, 2010 as Document No. 2010-0047374, in the Official Records.  The land, improvements and other real property which are subject to the Deed of Trust are hereinafter referred to as the “Property” and the equipment, machinery and other personal property which are subject to the Deed of Trust are hereinafter referred to as the “Collateral”;

3.
Assignment of Leases and Rents executed by Borrower, which was recorded on March 24, 2005, as Document No. Document No. 2005-202687, with the Official Records, the Original Lender’s interest under which was assigned to Noteholder by instruments recorded on December 27, 2005 as Document No. 2005-0977314, and on February 4, 2010 as Document No. 2010-0047374,  in the Official Records;

4.	Limited Recourse Obligations Guaranty executed by Original Guarantor (“Guaranty”);

5.	Environmental Indemnification Agreement executed by Borrower and Original Guarantor (“Environmental Agreement”);

6.	Assignment and Subordination of Management Agreement, executed by Borrower and The REMM Group;

7.	Reserve Agreement executed by Borrower (“Reserve Agreement”);

8.	UCC-1 Financing Statement filed on April 13, 2005, as Filing Number 200504130504029, with the New York Secretary of State (“State UCC”).

The above documents and any other loan documents executed by Borrower, including, in each case, any prior amendments thereto, together with this Assumption Agreement are hereinafter collectively defined as the “Loan Documents”.

B.	As of September 13, 2011:

The principal balance outstanding under the Note was $3,328,700.13;

1.	Accrued interest on the Note has been paid through September 10, 2011;

2.	The balance in the Impound for the payment of Taxes (as such terms are defined in Section 1.04 of the Deed of Trust) was $68,951.50;

3.	The balance in the Impound for the payment of Insurance Premiums (as such terms are defined in Section 1.04 of the Deed of Trust) was $70,218.00;

4.	The balance in the On-Going Replacement Reserve (as defined in Section 2.1 of the Reserve Agreement) was $76,099.51;

5.	The balance in the TI & LC Reserve (as defined in Section 2.4 of the Reserve Agreement) was $151,624.87;

6.	There is no balance in the Immediate Repairs Reserve (as defined in Section 2.2 of the Reserve Agreement); and

7.           There is no balance in the Post-Closing Obligations Reserve (as defined inSection 2.3 of the Reserve Agreement).

C.
Borrower has sold and conveyed the Property and the Collateral to Assumptor, or is about to sell and convey the Property and the Collateral to Assumptor, and both parties desire to obtain from Noteholder a waiver of any right Noteholder may have under the Loan Documents to accelerate the Maturity Date of the Note by virtue of such conveyance.

D.
Subject to the terms and conditions hereof, Noteholder is willing to consent to the sale and conveyance of the Property and the Collateral, and to waive any right of acceleration of the Maturity Date of the Note upon assumption by Assumptor of all obligations of Borrower under the Loan Documents.

NOW THEREFORE, FOR VALUABLE CONSIDERATION, including, without limitation, the mutual covenants and promises contained herein, the parties agree as follows:

1.	Incorporation. The foregoing recitals are incorporated herein by this reference.

2.
Assumption Fee. As consideration for Noteholder’s execution of this Assumption Agreement and in addition to any other sums due hereunder, Borrower and Assumptor agree to pay Noteholder or Noteholder’s servicer(s) (all as set forth in the escrow instructions to be executed in connection with the closing of this assumption) an assumption fee of $33,287.00 (representing 1% of the outstanding balance of the Loan as of the date of this Assumption Agreement).

3.	Conditions Precedent. The following are conditions precedent to Noteholder’s obligations under this Assumption Agreement:

a.
The irrevocable commitment of a successor to Commonwealth Land Title Insurance Company (“Title Company”) to issue CLTA 110.5, CLTA 104.8 and CLTA 111.4 (or local equivalent) endorsements to Title Company’s Title Policy No. 03205254, dated March 24, 2005 (“Existing Title Policy”), in each case in form and substance acceptable to Noteholder and without deletions or exceptions other than as expressly approved by Noteholder in writing, or the irrevocable commitment of a title company approved by Noteholder to issue a new policy identical to Existing Title Policy, insuring Noteholder that the priority and validity of the Deed of Trust has not been and will not be impaired by this Assumption Agreement, the conveyance of the Property, or the transaction contemplated hereby;

b.
Receipt by Noteholder of a termination or waiver of that certain Profits Participation and Right of First Offer Agreement and Assignment, originally executed by and among Borrower and Downey Savings and Loan Association, a California corporation (“Downey”), which shall be filed in the Official Records;

c.
Receipt and approval by Noteholder of: (i) the executed original of this Assumption Agreement; (ii) an executed original of a Memorandum of Assumption Agreement in the form attached hereto as EXHIBIT A and otherwise in form and substance acceptable to Noteholder (“Memorandum of Assumption Agreement”); and (iii) any other documents and agreements which are required pursuant to this Assumption Agreement, in form and content acceptable to Noteholder;

d.
Recordation in the Official Records of the Memorandum of Assumption Agreement, together with such other documents and agreements, if any, required pursuant to this Assumption Agreement or which Noteholder has requested to be recorded or filed;

e.	Delivery to Noteholder of UCC-1 Financing Statements in proper form for filing in the appropriate jurisdictions as determined by Noteholder, which Assumptor expressly authorizes Noteholder to file;

f.
Execution and delivery to Noteholder by New Guarantor of a Limited Recourse Obligations Guaranty (“New Guaranty”) in favor of Noteholder and in form and substance acceptable to Noteholder, pursuant to which New Guarantor irrevocably guarantees payment for certain matters under the Note as more specifically set forth in the New Guaranty;

g.
Execution and delivery to Noteholder by Assumptor and New Guarantor of Environmental Indemnification Agreement (“New Environmental Agreement”) in favor of Noteholder and in form and substance acceptable to Noteholder;

h.
Delivery to Noteholder of the organizational documents and evidence of good standing of Assumptor, its constituent parties, and of New Guarantor, together with such resolutions or certificates as Noteholder may require, in form and content acceptable to Noteholder, authorizing the assumption of the Loan and executed by the appropriate persons and/or entities on behalf of Assumptor and New Guarantor;

i.	The representations and warranties contained herein are true and correct;

j.
Receipt by Noteholder of evidence of insurance acceptable in all respects to Noteholder, including certificates of insurance evidencing Assumptor’s casualty insurance policy (ACORD 27) and comprehensive liability insurance policy (ACORD 25) with respect to the Property, each in form and amount satisfactory to Noteholder, with the annual premium for same to be paid at closing;

k.
Receipt by Noteholder of a copy of the grant or warranty deed by which title to the Property will be conveyed to Assumptor, and the purchase and sale agreement documenting the sale of the Property to Assumptor;

l.	Receipt by Noteholder of an executed assignment of the purchaser’s interest in the purchase and sale agreement for the Property from the purchaser named therein to Assumptor;

m.	Receipt by Noteholder of an executed Form W-9 for Assumptor;

n.
Receipt by Noteholder of a copy of the new property management agreement for the Property in form and substance, and with CHG Properties, Inc., a California corporation (“Property Manager”), along with an executed assignment of management agreement acceptable to Noteholder;

o.
Noteholder shall have received such opinions of special counsel to Noteholder as may be required by Noteholder’s counsel or the Loan Documents, opining with respect to the compliance of this Assumption Agreement, the transfer to Assumptor, and the transactions referenced herein with the provisions of the Internal Revenue Code as the same pertain to real estate mortgage investment conduits;

p.
Noteholder shall have received opinions of counsel to Assumptor and New Guarantor opining with respect to (i) the validity and enforceability of this Assumption Agreement and the terms and provisions hereof, and any other agreement executed in connection with the transactions contemplated hereby, (ii) the authority of the Assumptor and New Guarantor (and any constituents thereof), to execute and deliver this Assumption Agreement and perform their obligations under the Note and other Loan Documents, which opinion may be provided by in-house counsel to Assumptor and New Guarantor, and (iii) such other matters as reasonably requested by the Noteholder;

q.	Payment of the assumption fee provided for in Section 2 above; and

r.
Borrower’s or Assumptor’s reimbursement to Noteholder of Noteholder’s costs and  expenses incurred in connection with this Assumption Agreement and the transactions contemplated hereby, including, without limitation, title insurance costs, escrow and recording fees, attorneys’ fees, appraisal, engineers’ and inspection fees and documentation costs and charges, whether such services are furnished by Noteholder’s employees, agents or independent contractors.

4.	Effective Date. The effective date of this Assumption Agreement shall be the date the Memorandum of Assumption Agreement is recorded in the Official Records (“Effective Date”).

5.
Assumption.  Assumptor hereby assumes and agrees to pay when due all sums due or to become due or owing under the Note, the Deed of Trust and the other Loan Documents and shall hereafter faithfully perform all of Borrower’s obligations under and be bound by all of the provisions of the Loan Documents and assumes all liabilities of Borrower under the Loan Documents as if Assumptor were an original signatory thereto.  The execution of this Assumption Agreement by Assumptor shall be deemed its execution of the Note, the Deed of Trust and the other Loan Documents.

6.
Partial Release of Borrower; Release of Noteholder.  Noteholder hereby releases (on the Effective Date) Borrower from liability under the Loan Documents other than this Assumption Agreement; provided however, that the parties hereby acknowledge and agree that Borrower is expressly not released from and nothing contained herein is intended to limit, impair, terminate or revoke, any of Borrower’s obligations with respect to the matters set forth in Section 10 of the Note, to the extent the same arise out of or in connection with any act or omission occurring on or before the Effective Date (the “Retained Obligations”), and that such obligations shall continue in full force and effect in accordance with the terms and provisions thereof and hereof.  Borrower’s obligations under the Loan Documents with respect to the Retained Obligations shall not be discharged or reduced by any extension, amendment, renewal or modification to, the Note, the Deed of Trust or any other Loan Documents, including, without limitation, changes to the terms of repayment thereof, modifications, extensions or renewals of repayment dates, releases or subordinations of security in whole or in part, changes in the interest rate or advances of additional funds by Noteholder in its discretion for purposes related to those set forth in the Loan Documents.  Each of Borrower, Original Guarantor, Assumptor and New Guarantor hereby fully releases (on the Effective Date) Noteholder and any servicer(s) of the Loan from any liability of any kind arising out of or in connection with the Loan or the Loan Documents other than this Assumption Agreement. Each of Borrower, Original Guarantor, Assumptor and New Guarantor after consultation with its respective attorney, hereby expressly waives the benefits of the provisions of applicable law, if any, which provides to the effect that:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release which, if known by him or her, must have materially affected his or her settlement with the debtor.”

From time to time without first requiring performance on the part of Assumptor, Noteholder may look to and require performance by Borrower of all Retained Obligations.  Borrower waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest and notices of dishonor of all or any part of the indebtedness now existing or hereafter arising under the Loan Documents.

7.
Confirmation of Guaranty; Partial Release of Original Guarantor.  Nothing contained herein is intended to limit, impair, terminate or revoke Original Guarantor’s obligations under the Guaranty and Environmental Agreement to the extent the same arise out of or in connection with any act or omission occurring on or before the Effective Date and such obligations shall continue in full force and effect in accordance with the terms and provisions of the Guaranty and Environmental Agreement; provided, however, Noteholder hereby releases Original Guarantor from its obligations under the Guaranty and Environmental Agreement to the extent the same arise out of or in connection with any act or omission occurring after the Effective Date.

8.
Post-Closing Obligation Regarding Parking Lot Repair.  Assumptor covenants and agrees that it will, within 180 days of the Effective Date, repair or cause to have repaired, in a good and workmanlike manner, fifty percent (50%) of the parking lot at the Property (“Parking Lot Repairs”).  The Parking Lot Repairs shall include repairs to the existing cracks and sealing the parking lot, as further described in the Property Condition Report dated June 11, 2011, issued by Partners Engineering & Science to Assumptor.  Assumptor further covenants and agrees that should the Parking Lot Repairs not be repaired as provided herein, that an immediate Event of Default shall have occurred, and that Noteholder shall have all remedies available to it under the terms of the Loan Documents, including but not limited to the immediate right to accrue interest on the Loan at the Default Interest Rate.

9.
Post-Closing Obligation Regarding Other Deferred Maintenance.    Assumptor further covenants and agrees that it will, within 90 days of the Effective Date, repair or cause to have repaired, in a good and workmanlike manner, all items listed as deferred maintenance on that certain Standard Inspection Form dated June 7, 2011, issued by Strategic Asset Services, LLC (the “Deferred Maintenance”).  Assumptor further covenants and agrees that should such items of Deferred Maintenance not be repaired as provided herein, that an immediate Event of Default shall have occurred, and that Noteholder shall have all remedies available to it under the terms of the Loan Documents, including but not limited to the immediate right to accrue interest on the Loan at the Default Interest Rate.

10.	Amendment to Deed of Trust. Section 1.15(h) of the Deed of Trust is hereby deleted.

11.	Amendments to Reserve Agreement. The Reserve Agreement is hereby amended as follows:

a.	Defined Terms: The following terms are inserted in Section 1.1 of the	Reserve Agreement in the correct alphabetical order:

“Second Vons Non-Renewal Event” shall have the meaning given suchterm in Section 2.4(c)(i).

“Second Vons Non-Renewal Sweep Deposit” shall have the meaninggiven such term in Section 2.4(c).

“Second Vons Non-Renewal Sweep Release Criteria” shall have themeaning given such term in Section 2.4(c)(ii).

b.	Tenant Improvements and Leasing Commissions Reserve. The following	language is inserted as Section 2.4(c)	to the Reserve Agreement, and the	remaining paragraphs shall be renumbered accordingly.

“(c)
Second Vons Lease Non-Renewal Sweep.  In addition to the foregoing Subsections 2.4(a)-(b) above, if the Second Vons Non-Renewal Event occurs, then (y) on the first date that a Monthly Payment is due under the Note after the occurrence of the Second Vons Non-Renewal Event (concurrently with and in addition to the Monthly Payment due under the Note), Borrower shall deposit with Lender an amount, to be held in the TI & LC Reserve, equal to the Free Cash Flow of the Property (each a “Second Vons Non-Renewal Sweep Deposit”) and Borrower shall continue making Second Vons Non-Renewal Sweep Deposits on each date that a Monthly Payment is due under the Note thereafter for the subsequent seventeen (17) consecutive months (i.e., for a total of eighteen (18) Second Vons Non-Renewal Sweep Deposits). The Borrower’s foregoing obligations to make deposits to the TI & LC Reserve pursuant to this Section 2.4(c) shall in no manner affect the Borrower’s obligation to make any other deposits under this Agreement or to pay any other amounts due under the Loan Documents.

(i)
As used herein, the term “Second Vons Non-Renewal Event” shall mean the occurrence of the following: Vons does not exercise its option to extend the term of the Vons Lease at least five (5) years on or before August 19, 2014 (i.e., the date that is eighteen (18) months prior to the expiration of the Vons Lease).

(ii)
Notwithstanding the foregoing, no further Vons Non-Renewal Sweep Deposits shall be required and the Borrower shall be entitled to a release of any remaining TI & LC Funds attributable to Second Vons Non-Renewal Sweep Deposits upon the satisfaction of the following (the “Second Vons Non-Renewal Sweep Release Criteria”):

1.	Either:

A.           (w) Vons renews or extends the Vons Lease for a lease term of at least five (5) years beginning on or after March 1, 2016, with an annual rental rate during such five (5) year term of at least the annual rental rate, as determined by Lender, due under the Vons Lease during the last lease year of the Vons Lease, (x) Lender has received complete copy(ies) of the executed document(s) by which Vons renews/extends the Vons Lease, (y) completion of any Tenant Improvements and payment of the costs therefor, and payment of any leasing commissions in connection with the Vons Lease and the renewal/extension thereof, or if applicable, a certification from the Borrower to Lender that there are no Tenant Improvements costs or leasing commissions to be paid by Borrower in connection with the Vons Lease and the renewal/extension thereof, and (z) Lender has received from Vons a then current estoppel certificate (in form and substance acceptable to Lender) confirming, without limitation, (a) that Vons has no offsets or defenses under the Vons Lease and the renewal/extension thereof, (b) that Vons is then paying rent, (c) that Vons is in physical occupancy and open for business at the Vons Premises and (d) that there are no outstanding conditions remaining to be satisfied by Borrower under the Vons Lease and the renewal/extension thereof; or;

B. (x) Borrower enters into Replacement Lease(s) for the entire Vons Premises with tenant(s) approved by Lender, and each such Replacement Lease has a lease term of at least five (5) years beginning on or after March 1, 2016, with an annual rental rate during such five (5) year term of at least the annual rental rate, as determined by Lender, due under the Vons Lease during the last lease year of the Vons Lease, (y) completion of any Tenant Improvements and payment of the costs therefor and payment of any leasing commissions in connection with such Replacement Lease(s), or if applicable, a certification from the Borrower to Lender that there are no Tenant Improvements costs or leasing commissions to be paid by Borrower in connection with such Replacement Lease(s), and (z) Lender has received from the tenant(s) under such Replacement Lease(s) a then current estoppel certificate (in form and substance acceptable to Lender) confirming, without limitation, (a) that such tenant(s) has no offsets or defenses under its lease, (b) that such tenant(s) is paying rent (Le., at least one (1) month’s rent in accordance with the terms of its lease), (c) that such tenant(s) is in physical occupancy and open for business at the Vons Premises, and (d) that there are no outstanding conditions remaining to be satisfied by Borrower under such Replacement Lease(s);

2.
Borrower shall have provided Lender with documentation and evidence needed or requested by Lender to make the determination of whether the conditions described in this Subsection 2.4(c)(ii) have been fully satisfied, or to make any determinations to be made by Lender pursuant to this Subsection 2.4(c)(ii);

3.
No Event of Default under this Agreement or under the Note, Security Instrument or any of the other Loan Documents has occurred and is continuing and no event or condition exists which, but for the passage of time and/or the giving of notice, would result in an Event of Default under this Agreement or under the Note, Security Instrument or any of the other Loan Documents; and

4.
Borrower shall have paid all of Lender’s fees and expenses (including without limitation, reasonable attorneys’ fees) in connection with Lender’s review and determination of the matters referred to in this Subsection 2.4(c)(ii).

(iii)
The Borrower’s satisfaction of the Second Vons Non-Renewal Sweep Release Criteria shall in no manner affect the Borrower’s obligation to make any other deposits under this Agreement or to pay any other amounts due under the Loan Documents.”

12.	Representations and Warranties.

a.
Assignment.  Borrower and Assumptor each hereby represents and warrants to Noteholder that Borrower has irrevocably and unconditionally transferred and assigned to Assumptor all of Borrower’s right, title and interest in and to:

i.	The Property and the Collateral;

ii.	The Loan Documents;

iii.	All leases related to the Property or the Collateral;

iv.
All rights as named insured under all casualty and liability insurance policies (and all endorsements in connection therewith) relating to the Property or the Collateral (unless, but only to the extent that, Assumptor is obtaining its own such insurance policies);

v.	All reciprocal easement agreements, operating agreements, and declarations of conditions, covenants and restrictions related to the Property;

vi.	All prepaid rents and security deposits, if any, held by Borrower in connection with leases of any part of the Property or the Collateral; and

vii.	All funds, if any, deposited in impound accounts held by or for the benefit of Noteholder pursuant to the terms of the Loan Documents.

Borrower and Assumptor each hereby further represents and warrants to Noteholder that no consent to the transfer of the Property and the Collateral to Assumptor is required under any agreement to which Borrower or Assumptor is a party, including, without limitation, under any lease, operating agreement, mortgage or security instrument (other than the Loan Documents), or if such consent is required, that the parties have obtained all such consents.

b.
No Defaults. Assumptor and Borrower each hereby represents and warrants, to the best of its respective knowledge, that no default, event of default, breach or failure of condition has occurred, or would exist with notice or the lapse of time or both, under any of the Loan Documents, as modified by this Assumption Agreement, and all representations and warranties herein and in the other Loan Documents are true and correct.

c.
Loan Documents. Assumptor represents and warrants to Noteholder that Assumptor has actual knowledge of all terms and conditions of the Loan Documents, and agrees that Noteholder has no obligation or duty to provide any information to Assumptor regarding the terms and conditions of the Loan Documents.  Assumptor further agrees that all representations, agreements and warranties in the Loan Documents regarding Borrower, its status, authority, financial condition and business shall, from the Effective Date forward, apply to Assumptor, as though Assumptor were the borrower originally named in the Loan Documents.  Assumptor further understands and acknowledges that, except as expressly provided in a writing executed by Noteholder, Noteholder has not waived any right of Noteholder or obligation of Borrower or Assumptor under the Loan Documents and Noteholder has not agreed to any modification of any provision of any Loan Document or to any extension of the Loan.

d.
Financial Statements. Assumptor represents and warrants to Noteholder that the financial statements of Assumptor, of each member of Assumptor and of each New Guarantor, if any, previously delivered to Noteholder by or on behalf of Assumptor or New Guarantor: (i) are materially complete and correct; (ii) present fairly the financial condition of each of such parties; and (iii) have been prepared in accordance with generally accepted accounting principles consistently applied or other accounting standards approved by Noteholder.  Assumptor further represents and warrants to Noteholder that, since the date of such financial statements, there has been no material adverse change in the financial condition of any of such parties, nor have any assets or properties reflected on such financial statements been sold, transferred, assigned, mortgaged, pledged or encumbered except as previously disclosed in writing by Assumptor to Noteholder and approved in writing by Noteholder.

e.
Reports. Assumptor represents and warrants to Noteholder that all reports, documents, instruments and information delivered to Noteholder in connection with Assumptor’s assumption of the Loan: (i) are correct and sufficiently complete to give Noteholder accurate knowledge of their subject matter; and (ii) do not contain any misrepresentation of a material fact or omission of a material fact which omission makes the provided information misleading.

f.
Assumptor Location.  Assumptor represents and warrants that its chief executive office (or principal residence, if applicable) is located at the following address: 1282 Pacific Oaks Place, Escondido, California 92029. Assumptor represents and warrants that its state of formation is Delaware.  All organizational documents of Assumptor delivered to Noteholder are complete and accurate in every respect.  Assumptor’s legal name is exactly as shown on page one of this Assumption Agreement.  Assumptor shall not change Assumptor’s name or, as applicable, Assumptor’s chief executive office, Assumptor’s principal residence or the jurisdiction in which Assumptor is organized, without giving Noteholder at least 30 days’ prior written notice.

g.
No Adverse Change. Assumptor and New Guarantor represent and warrant to Noteholder that since the date of the financial statements for Assumptor and New Guarantor submitted by Assumptor in connection with its application to assume the Loan, there has occurred no adverse change in the financial condition of Assumptor or New Guarantor.

h.
No Pledge of Equity Interests.  Assumptor and New Guarantor represent and warrant to Noteholder that no equity interest in Assumptor or an entity that, directly or indirectly, owns an equity interest in Assumptor has been pledged, hypothecated or otherwise encumbered as security for any obligation, and that no portion of the capital contributed to Assumptor, directly or indirectly, in connection with Assumptor’s acquisition of the Property consists of borrowed funds.

i.
Embargoed Person.  Assumptor and New Guarantor represent and warrant that none of the funds or other assets of Assumptor or New Guarantor constitute property of, or are beneficially owned, directly or indirectly, by any person, entity or government subject to trade restrictions under U.S. law, including but not limited to, the USA PATRIOT Act (including the anti-terrorism provisions thereof), the International Economic Powers Act, 50 U.S.C. §§ 1701, et. seq., the Trading with the Enemy Act, 50 U.S.C. App. 1 et. seq., and any Executive Orders or regulations promulgated thereunder, including those related to Specially Designated Nationals and Specially Designated Global Terrorists (“Embargoed Person”) and further warrant and represent that no Embargoed Person has any interest of any nature whatsoever in Assumptor or New Guarantor with the result that the investment in Assumptor (whether directly or indirectly) is prohibited by law.

13.
Waiver of Acceleration.  Noteholder hereby consents to the sale and conveyance of the Property and Collateral and agrees that it shall not exercise its right to cause all sums secured by the Deed of Trust to become immediately due and payable because of the conveyance of the Property and the Collateral from Borrower to Assumptor; provided, however, Noteholder reserves its right under the terms of the Deed of Trust or any other Loan Document to accelerate all principal and interest in the event of any subsequent sale, transfer, encumbrance or other conveyance of the Property, the Collateral or any interest in Assumptor, except as permitted by the Loan Documents.

14.
Hazardous Materials; CCP Section 726.5; Section 736.  Without in any way limiting any other provision of this Assumption Agreement, Assumptor and Borrower expressly reaffirm as of the date hereof, and Assumptor, to the best of its knowledge, reaffirms continuing hereafter:  (a) each and every representation and warranty in the Loan Documents respecting “Hazardous Materials”; and (b) each and every covenant and indemnity in the Loan Documents respecting “Hazardous Materials”.  In addition, Assumptor, Borrower and Noteholder agree that: (i) this Section is intended as Noteholder’s written request for information (and Assumptor’s and Borrower’s response) concerning the environmental condition of the real property security under the terms of California Code of Civil Procedure Section 726.5; and (ii) each representation and/or covenant in this Assumption Agreement or any other Loan Document (together with any indemnity applicable to a breach of any such representation and/or covenant) with respect to the environmental condition of the real property security is intended by Noteholder, Assumptor and Borrower to be an “environmental provision” for purposes of California Code of Civil Procedure Section 736.

15.
Multiple Parties.  If more than one person or entity has signed this Assumption Agreement as Assumptor or Borrower, then all references in this Assumption Agreement to Assumptor or Borrower shall mean each and all of the persons so signing, as applicable.  The liability of all persons and entities signing shall be joint and several with all others similarly liable.

16.
Confirmation of Security Interest.  Nothing contained herein shall affect or be construed to affect any lien, charge or encumbrance created by any Loan Document or the priority of that lien, charge or encumbrance.  All assignments and transfers by Borrower to Assumptor are subject to any security interest(s) held by Noteholder.

17.	Notices. All notices to be given to Assumptor pursuant to the Loan Documents shall be addressed as follows:

NetREIT Yucca Valley, LLC
1282 Pacific Oaks Place
Escondido, CA  92029
Attn: Ken Elsberry
Telephone: 760-471-8536
Telecopy: 760-471-0399

18.
Integration; Interpretation.  The Loan Documents, including this Assumption Agreement, contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated herein and supersede all prior negotiations.  The Loan Documents shall not be modified except by written instrument executed by Noteholder and Assumptor.  Any reference in any of the Loan Documents to the property or the Collateral shall include all or any parts of the Property or the Collateral.

19.
Successors and Assigns.  This Assumption Agreement is binding upon and shall inure to the benefit of the heirs, successors and assigns of the parties but subject to all prohibitions of transfers contained in any Loan Document.

20.
Attorneys’ Fees; Enforcement.  If any attorney is engaged by Noteholder to enforce,  construe or defend any provision of this Assumption Agreement, or as a consequence of any default under or breach of this Assumption Agreement, with or without the filing of any legal action or proceeding, Assumptor shall pay to Noteholder, upon demand, the amount of all attorneys’ fees and costs reasonably incurred by Noteholder in connection therewith, together with interest thereon from the date of such demand at the rate of interest applicable to the principal balance of the Note as specified therein.

21.
Right of Transfer of Property.  The parties acknowledge that Section 1.15 of the Deed of Trust provides that Noteholder may consent to the voluntary sale or exchange of all of the Property, subject, however, to the terms and conditions set forth therein.  The parties agree that this Assumption Agreement and the actions to be taken as contemplated herein shall constitute one such consent.

22.	Miscellaneous.

a.
This Assumption Agreement shall be governed and interpreted in accordance with the laws of the jurisdiction(s) specified in the other Loan Documents as governing the other Loan Documents.  In any action brought or arising out of this Assumption Agreement, Borrower and Assumptor, and general partners, members and joint venturers of them, hereby consent to the jurisdiction of any state or federal court having proper venue as specified in the other Loan Documents and also consent to the service of process by any means authorized by the law of such jurisdiction(s).  Except as expressly provided otherwise herein, all terms used herein shall have the meaning given to them in the Loan Documents.  Time is of the essence of each term of the Loan Documents, including this Assumption Agreement.  If any provision of this Assumption Agreement or any of the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed therefrom and the remaining parts shall remain in full force as though the invalid, illegal, or unenforceable portion had not been a part thereof.

b.	Notwithstanding anything to the contrary herein, this Agreement is subject to the provisions of Section 10 of the Note as if such provisions were set forth at length herein.

23.
Counterparts.  This Assumption Agreement may be executed in any number of counterparts, each of which when executed and delivered will be deemed an original and all of which taken together will be deemed to be one and the same instrument.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, Noteholder, Assumptor, New Guarantor, Borrower, and Original Guarantor have caused this Assumption Agreement to be duly executed as of the date first above written.

NOTEHOLDER:

U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-LDP2
By:	Wells Fargo Bank, National Association, in its capacity as Master Servicer

By:	_________________________
Name: ___________________
Title: ____________________

Signature Page to Assumption Agreement

ASSUMPTOR:

NETREIT YUCCA VALLEY, LLC, a Delaware limited liability company

By:	NetREIT, Inc., a Maryland corporation,	its Managing Member

By:
Name:
Title:

NEW GUARANTOR:

NETREIT, INC., a Maryland corporation

By:
Name:
Title:

Signature Page to Assumption Agreement

BORROWER:

CALIFORNIA VALLEY ASSOCIATES, a New York limited partnership

By:           Managers, Inc., a Pennsylvania corporation,its General Partner

By:  ______________________________
Name: ________________
Title: _________________

ORIGINAL GUARANTOR:

_______________________________________
STEPHEN B. CEJNER, an individual

Signature Page to Assumption Agreement

ACKNOWLEDGMENT OF NOTEHOLDER

STATE OF CALIFORNIA	)
)  ss
COUNTY OF ALAMEDA	)

On ___________, 2011, before me, __________________________, the undersigned Notary Public in and for said County and State, personally appeared _____________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.
______________________________________
Notary Public
My Commission Expires:
______________________________

Signature Page to Assumption Agreement

ACKNOWLEDGMENT OF ASSUMPTOR

STATE OF CALIFORNIA                                                                )
)  ss
COUNTY OF _________________                                                                )

On ___________ before me, __________________________, the undersigned Notary Public in and for said County and State, personally appeared _________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.
______________________________________
Notary Public
My Commission Expires:

______________________________

ACKNOWLEDGMENT OF NEW GUARANTOR

STATE OF CALIFORNIA                                                                )
)  ss
COUNTY OF _________________                                                                )

On ___________ before me, __________________________, the undersigned Notary Public in and for said County and State, personally appeared _________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.
______________________________________
Notary Public
My Commission Expires:

______________________________

Signature Page to Assumption Agreement

ACKNOWLEDGMENT OF BORROWER

STATE OF CALIFORNIA                                                                )
)  ss
COUNTY OF _________________                                                                )

On ___________ before me, __________________________, the undersigned Notary Public in and for said County and State, personally appeared _________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.
______________________________________
Notary Public
My Commission Expires:

______________________________

ACKNOWLEDGMENT OF ORIGINAL GUARANTOR

STATE OF CALIFORNIA                                                                )
)  ss
COUNTY OF _________________                                                                )

On ___________ before me, __________________________, the undersigned Notary Public in and for said County and State, personally appeared _________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.
______________________________________
Notary Public
My Commission Expires:

______________________________

Signature Page to Assumption Agreement

EXHIBIT A
TO ASSUMPTION AGREEMENT
PREPARED BY AND                                                      )
WHEN RECORDED MAIL TO:                                                      )
)
Anderson, McCoy & Orta, P.C.                                                      )
100 N. Broadway, Suite 2600                                                                )
Oklahoma City, Oklahoma 73102                                                                )
Attn: H. Anne Nicholson                                                      )
Loan No. 35-8100147                                                                )

MEMORANDUM OF ASSUMPTION AGREEMENT

California Valley Associates, a New York limited partnership, with a mailing address at  1150 First Avenue Ste. 920, King of Prussia, PA 19406 (“Borrower”), Stephen B. Cejner, an individual, with a mailing address at 530 Riverside Drive, Ormond Beach, Florida  32176  (“Original Guarantor”), NetREIT Yucca Valley, LLC, a Delaware limited liability company,  with a mailing address at 1282 Pacific Oaks Place, Escondido, CA  92029 (“Assumptor”), NetREIT, Inc., a Maryland corporation, with a mailing address at  1282 Pacific Oaks Place, Escondido, CA  92029 (“New Guarantor”), and U.S. Bank National Association, as  trustee for the registered holders of JP Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-LDP2, with a mailing address c/o Wells Fargo Bank, N. A., Commercial Mortgage Servicing, 1901 Harrison Street, 2nd Floor, Oakland, California 94612 (“Noteholder”), are parties to that certain ASSUMPTION AGREEMENT dated of even date herewith (“Assumption Agreement”).  The undersigned parties agree that all obligations under that certain Fixed Rate Note (“Note”) dated February 21, 2005, in the original principal amount of Three Million, Eight Hundred Fifty Thousand and no/100 Dollars ($3,850,000.00), secured by that certain Commercial Deed of Trust, Security Agreement, Fixture Filing Financing Statement and Assignment of Rents, Leases, Income and Profits executed by Borrower and recorded on March 24, 2005, as Document No. 2005-0202686 with the San Bernardino County Recorder, State of California (“Official Records”), the Original Lender’s interest under which was assigned to Noteholder by instruments recorded on December 27, 2005 as Document No. 2005-0977314, and on February 4, 2010 as Document No. 2010-0047374, in said Official Records; that certain Assignment of Leases and Rents executed by Borrower, which was recorded on March 24, 2005, as Document No. 2005-202687, with said Official Records, the Original Lender’s interest under which was assigned to Noteholder by instruments recorded on December 27, 2005 as Document No. 2005-0977314, and on February 4, 2010 as Document No. 2010-0047374, in said Official Records; and all other Loan Documents (as defined in the Assumption Agreement) securing the real property described on EXHIBIT A, have been assumed by Assumptor upon the terms and conditions set forth in the Assumption Agreement.  The Assumption Agreement is by this reference incorporated herein and made a part hereof.  This Memorandum of Assumption Agreement may be executed in any number of counterparts, each of which when executed and delivered will be deemed an original and all of which taken together will be deemed to be one and the same instrument.
Dated:  September ___, 2011

Exh. A-1